Supplement
                         dated December 31, 2001 to the
                   Putnam Allstate Advisor Variable Annuities
                   (Advisor, Advisor Plus, Advisor Preferred)
                                   Prospectus
                                dated May 1, 2001

                                   Offered by
                         Allstate Life Insurance Company
                                   through the
               Allstate Life Insurance Company Separate Account A


This supplement amends certain disclosure contained in the above-referenced prospectus for the Putnam Allstate Advisor, the Putnam Allstate Advisor Plus, and the Putnam Allstate Advisor Preferred variable annuity contracts (each, a "Contract"). Please keep this supplement for future reference together with your prospectus.

Page 31: Under the Earnings Protection Death Benefit Option section, insert the following after the fifth sentence in the first paragraph:

     The Earnings Protection Death Benefit Option is not available for purchase with any IRA at this time.

Page 38: Under The Death Benefit and Qualified Contracts section, replace the last two sentences of the first paragraph with the following:

     However, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not satisfy the requirements of an IRA. We believe that these regulations do not prohibit all forms of optional death benefits; however, at this time we are not allowing the Earnings Protection Death Benefit Option to be sold with an IRA.